SHORT-TERM BANK BORROWINGS	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
SHORT-TERM BANK BORROWINGS
11.	SHORT-TERM BANK BORROWINGS

In July 2017, the VIE, entered into a banking facility arrangement with Bank of Dalian Shanghai Branch, pursuant to which the VIE is entitled to borrow RMB denominated loan of RMB50 million ($7.6 million, equivalently), for a one-year period from July 25, 2017 to July 24, 2018.

The facility agreement was guaranteed by the Company’s shareholders, Ms. Zhu and Ms. Wang and Ms. Wang also provided her own property as collateral
(Note 18).

On April 23, 2018, Ms. Zhu Xiaoxia signed a shareholder support letter with JMU Limited, stipulating that she will unconditionally provide funds to JMU Limited to meet its operational needs within 12 months after the signing date of the letter of commitment.

The Facility agreement contains provisions that require, among other things, approval from the bank on (1) reduction of ownership, divestitures, mergers, joint ventures, and reorganizations; (2) selling and renting Company assets; (3) providing of collateral to third parties; and (4) other matters that impact the bank’s claim. The bank has the right to give oversight on the use of the line. The bank has the right to perform due diligence on the line of credit. If the terms are not followed, the bank has the right to reduce the credit amount or terminate the agreement. The Facility agreement also provides that a second loan must not be taken out by the Company using collateral without the bank’s approval, that the Company periodically provide financial statements and other support to the bank, and that the Company inform the bank on significant matters pertaining to the Company such as changes in management and changes in ownership. To the date of the issuance of these financial statements, the bank has not indicated its intention to currently terminate the line or make a demand for repayment of the amount currently outstanding under the line.

On August 10, 2017 and August 16, 2017, the Group drew down RMB27 million ($4.1 million) and RMB23 million ($3.5 million), respectively, with fixed interest rate of 5.66% per annum.

On August 6, 2018, the Group extended the loan to August 5, 2019. As of December 31, 2018, the Group drew down RMB50 million ($7.3 million), with fixed interest rate of 5.66% per annum.

Should Ms. Zhu or the new controlling shareholder of the Company be unwilling or unable to fund the repayment of the RMB50,000,000 ($7,272,198) loan under the line on August 5, 2019 at maturity, the Bank of Dalian may choose to exercise its rights under the guarantees from Ms. Zhu and Ms. Wang and the real estate collateral of Ms. Wang.

From April 2018 to June 2018, Shanghai Zhongming used time deposits of RMB60 million (approximately $8.7 million), which were funded by Ms. Zhu as the collateral to guarantee loans made by Dalian Bank to Shenzhen Bangrun Commercial Factoring Co., Ltd. (hereinafter referred to as “Shenzhen Bangrun” - see Note 18 under “Amount due from related parties”), a wholly-owned subsidiary of Ms. Zhu Xiaoxia, a major shareholder of the Company. At the same time, Shenzhen Bangrun issued a counter-guarantee letter to Dalian Bank, which agreed that Shenzhen Bangrun irrevocably bears the counter- guarantee obligation for the above-mentioned guarantee of Shanghai Zhongming. On December 20, 2018, the time deposits matured and the RMB60,000,000 plus related interest income of RMB1,404,930 or an aggregate of RMB61,404,430 ($8,930,977) was transferred to Shenzhen Bangrun at Ms Zhu’s request with the permission of the Bank of Dalian.